UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE6, Asset-Backed Certificates, Series 2005-HE6, which was made on September 26, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 28, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Clifford Song 714.259.6244
Clifford.Song@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-8

Page 15-19
Page 20-24
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 25-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE6
BS005HE6_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jun-05
25-Jul-05
25-Jun-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities I LLC
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.532222%
3.641250%
3.830000%
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
Bond Payments
Statement Date:
ABN AMRO Acct: 722758.4
904.701511159
62.853950162
0.000000000
841.847560997
3.024718702
3.9500000000%
0.00
0.00
0.000000000
3.7612500000%
0.000000000
073879XV5
A-1
238,413,000.00
14,985,198.82
0.00
200,707,402.56
721,132.26
215,692,601.38
1000.000000000
0.000000000
0.000000000
1000.000000000
3.450000000
4.0700000000%
0.00
0.00
0.000000000
3.8812500000%
0.000000000
073879XW3
A-2
93,000,000.00
0.00
0.00
93,000,000.00
320,850.00
93,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.565555477
4.2000000000%
0.00
0.00
0.000000000
4.0112500000%
0.000000000
073879XX1
A-3
28,336,000.00
0.00
0.00
28,336,000.00
101,033.58
28,336,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.663333243
4.3100000000%
0.00
0.00
0.000000000
4.1212500000%
0.000000000
073879XY9
M-1
36,922,000.00
0.00
0.00
36,922,000.00
135,257.59
36,922,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841110953
4.5100000000%
0.00
0.00
0.000000000
4.3212500000%
0.000000000
073879XZ6
M-2
28,165,000.00
0.00
0.00
28,165,000.00
108,184.89
28,165,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.876667069
4.5500000000%
0.00
0.00
0.000000000
4.3612500000%
0.000000000
073879YA0
M-3
8,284,000.00
0.00
0.00
8,284,000.00
32,114.31
8,284,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.365555404
5.1000000000%
0.00
0.00
0.000000000
4.9112500000%
0.000000000
073879YB8
M-4
7,337,000.00
0.00
0.00
7,337,000.00
32,030.08
7,337,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.436666667
5.1800000000%
0.00
0.00
0.000000000
4.9912500000%
0.000000000
073879YC6
M-5
6,627,000.00
0.00
0.00
6,627,000.00
29,401.79
6,627,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.836666027
5.6300000000%
0.00
0.00
0.000000000
5.4412500000%
0.000000000
073879YD4
M-6
5,207,000.00
0.00
0.00
5,207,000.00
25,184.52
5,207,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.903334038
6.8300000000%
0.00
227.49
0.048064652
6.5871769791%
0.000000000
073879YE2
M-7
4,733,000.00
0.00
0.00
4,733,000.00
27,940.48
4,733,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.903333333
6.8300000000%
0.00
113.77
0.048065061
6.5871769791%
0.000000000
073879YF9
M-8A
2,367,000.00
0.00
0.00
2,367,000.00
13,973.19
2,367,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.903334742
6.8300000000%
0.00
113.72
0.048064243
6.5871769791%
0.000000000
073879ZV3
M-8B
2,366,000.00
0.00
0.00
2,366,000.00
13,967.29
2,366,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
94.598321364
0.00
19,154.98
1.651615938
N/A
0.000000000
073879YV4
CE
11,597,720.49
0.00
0.00
11,597,720.49
1,097,124.89
11,597,720.49
1000.000000000
0.000000000
0.000000000
1000.000000000
2719951.900000000
0.00
271,995.19
2719951.900000000
N/A
0.000000000
073879YU6
P
100.00
0.00
0.00
100.00
271,995.19
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879YW2
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879YX0
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879YY8
R-III
0.00
0.00
0.00
0.00
0.00
0.00
23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.532222%
3.641250%
3.830000%
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
Bond Payments
Statement Date:
ABN AMRO Acct: 722758.4
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879YZ5
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
291,605.15
473,354,820.49
450,634,421.87
17,915,388.88
Total
435,649,223.05
14,985,198.82
0.00
2,930,190.06
23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,910,536.86
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
254,050.95
16,151.68
14,714,996.19
0.00
0.00
0.00
17,897,951.30
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
450,634,321.87
254,050.95
14,731,147.87
0.00
0.00
0.00
435,649,123.05
2,796
70
0
0
2,726
175,809.21
Extra Principal
Trigger Event
No
0.00
14,985,198.82
Overcollateralization Amt
11,597,720.49
Less Extra Principal
Remittance Interest
0.00
2,910,536.86
0.00
14,731,147.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,215.62
2,912,752.48
Total Fees
178,024.83
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.02
0
0.00
2,215.62
LPMI Fees
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
266,096.84
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
44,088.70
5,551.17
352,912.63
0.00
0.00
0.00
668,867.99
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
44,470,933.61
44,088.70
358,463.80
0.00
0.00
0.00
44,068,381.11
335
3
0
0
332
18,122.06
Trigger Event
No
402,552.50
Overcollateralization Amt
11,597,720.49
Remittance Interest
266,096.84
0.00
358,463.80
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(218.65
266,315.49
Total Fees
18,340.71
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.02
0
0.00
218.65
LPMI Fees
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
124,461.57
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
9,643.99
)
(412.83
246,705.60
0.00
0.00
0.00
380,470.81
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,743,045.09
9,643.99
246,292.77
0.00
0.00
0.00
14,487,108.33
290
6
0
0
284
6,116.62
Trigger Event
No
255,936.76
Overcollateralization Amt
11,597,720.49
Remittance Interest
124,461.57
0.00
246,292.77
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(72.49
124,534.05
Total Fees
6,189.11
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.02
0
0.00
72.49
LPMI Fees
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Statement Date:
Cash Reconciliation Summary ARM 228 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,010,298.90
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
163,994.34
7,078.89
10,898,662.31
0.00
0.00
0.00
13,081,558.01
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
309,878,994.60
163,994.34
10,905,741.20
0.00
0.00
0.00
298,809,259.06
1,695
45
0
0
1,650
120,836.37
Trigger Event
No
11,069,735.54
Overcollateralization Amt
11,597,720.49
Remittance Interest
2,010,298.90
0.00
10,905,741.20
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,523.57
2,011,822.47
Total Fees
122,359.94
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.02
0
0.00
1,523.57
LPMI Fees
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Statement Date:
Cash Reconciliation Summary ARM 327 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
509,679.55
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
36,323.92
3,934.45
3,216,715.65
0.00
0.00
0.00
3,767,054.48
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
81,541,348.57
36,323.92
3,220,650.10
0.00
0.00
0.00
78,284,374.55
476
16
0
0
460
30,734.16
Trigger Event
No
3,256,974.02
Overcollateralization Amt
11,597,720.49
Remittance Interest
509,679.55
0.00
3,220,650.10
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(400.91
510,080.46
Total Fees
31,135.07
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.02
0
0.00
400.91
LPMI Fees
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
32
721,132.26
721,132.26
Act/360
0.00
721,132.26
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
32
320,850.00
320,850.00
Act/360
0.00
320,850.00
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
32
101,033.58
101,033.58
Act/360
0.00
101,033.58
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
32
135,257.59
135,257.59
Act/360
0.00
135,257.59
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
32
108,184.89
108,184.89
Act/360
0.00
108,184.89
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
32
32,114.31
32,114.31
Act/360
0.00
32,114.31
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
32
32,030.08
32,030.08
Act/360
0.00
32,030.08
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
32
29,401.79
29,401.79
Act/360
0.00
29,401.79
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
32
25,184.52
25,184.52
Act/360
0.00
25,184.52
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
32
27,940.48
27,940.48
Act/360
0.00
27,712.99
0.00
0.00
0.00
0.00
Yes
M-7
227.49
0.00
0.00
0.00
32
13,973.19
13,973.19
Act/360
0.00
13,859.42
0.00
0.00
0.00
0.00
Yes
M-8A
113.77
0.00
0.00
0.00
32
13,967.29
13,967.29
Act/360
0.00
13,853.57
0.00
0.00
0.00
0.00
Yes
M-8B
113.72
0.00
0.00
0.00
30
1,097,168.14
1,097,124.89
0.00
1,077,969.91
0.00
43.25
43.25
0.00
No
CE
19,198.23
0.00
0.00
0.00
30
271,995.19
271,995.19
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
19,653.21
0.00
2,638,584.91
2,930,233.31
2,930,190.06
0.00
43.25
43.25
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
22.09%
24.06%
6/25/2035
200,707,402.56
0.00
0.00
215,692,601.38
238,413,000.00
254,050.95
0.00
0.00
0.00
14,731,147.87
A-2
22.09%
24.06%
6/25/2035
93,000,000.00
0.00
0.00
93,000,000.00
93,000,000.00
0.00
0.00
0.00
0.00
0.00
A-3
22.09%
24.06%
6/25/2035
28,336,000.00
0.00
0.00
28,336,000.00
28,336,000.00
0.00
0.00
0.00
0.00
0.00
M-1
14.10%
15.35%
6/25/2035
36,922,000.00
0.00
0.00
36,922,000.00
36,922,000.00
0.00
0.00
0.00
0.00
0.00
M-2
8.00%
8.71%
6/25/2035
28,165,000.00
0.00
0.00
28,165,000.00
28,165,000.00
0.00
0.00
0.00
0.00
0.00
M-3
6.20%
6.75%
6/25/2035
8,284,000.00
0.00
0.00
8,284,000.00
8,284,000.00
0.00
0.00
0.00
0.00
0.00
M-4
4.61%
5.02%
6/25/2035
7,337,000.00
0.00
0.00
7,337,000.00
7,337,000.00
0.00
0.00
0.00
0.00
0.00
M-5
3.18%
3.46%
6/25/2035
6,627,000.00
0.00
0.00
6,627,000.00
6,627,000.00
0.00
0.00
0.00
0.00
0.00
M-6
2.05%
2.23%
6/25/2035
5,207,000.00
0.00
0.00
5,207,000.00
5,207,000.00
0.00
0.00
0.00
0.00
0.00
M-7
1.02%
1.12%
6/25/2035
4,733,000.00
0.00
0.00
4,733,000.00
4,733,000.00
0.00
0.00
0.00
0.00
0.00
M-8A
0.51%
0.56%
6/25/2035
2,367,000.00
0.00
0.00
2,367,000.00
2,367,000.00
0.00
0.00
0.00
0.00
0.00
M-8B
0.00%
0.00%
6/25/2035
2,366,000.00
0.00
0.00
2,366,000.00
2,366,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
6/25/2035
11,597,720.49
0.00
0.00
11,597,720.49
11,597,720.49
0.00
0.00
0.00
0.00
0.00
P
NA
NA
6/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
254,050.95
0.00
14,731,147.87
0.00
473,354,820.49
435,649,223.05
450,634,421.87
23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
43.25
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
43.25
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
271,995.19
271,995.19
Total Excess Allocated to the Bonds
271,951.94
)
(43.25
Aggregate Interest Adjustment Allocated to the Bonds
0.00
271,995.19
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
19,653.21
0.00
0.00
0.00

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
073879XV5
NR
Aaa
AAA
A-2
073879XW3
NR
Aaa
AAA
A-3
073879XX1
NR
Aaa
AAA
M-1
073879XY9
NR
Aa2
AA
M-2
073879XZ6
NR
A2
A+
M-3
073879YA0
NR
A3
A
M-4
073879YB8
NR
Baa1
A-
M-5
073879YC6
NR
Baa2
BBB+
M-6
073879YD4
NR
Baa3
BBB-
M-7
073879YE2
NR
Ba1
BBB-
M-8A
073879YF9
NR
Ba2
BB+
M-8B
073879ZV3
NR
Ba2
BB+
CE
073879YV4
NR
NR
NR
P
073879YU6
NR
NR
NR

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
421,912,637.34
0.00
0.00
0.00
%
95.3321
%
0.0000
0
2,637
%
94.3133
11,228,175.89
0.00
0.00
0.00
%
2.5370
%
0.0000
30
68
%
2.4320
6,253,800.93
0.00
0.00
0.00
%
1.4131
%
0.0000
60
35
%
1.2518
1,354,073.81
0.00
0.00
0.00
%
0.3060
%
0.0000
90+
6
%
0.2146
1,140,566.97
0.00
0.00
0.00
%
0.2577
%
0.0000
BKY0
7
%
0.2504
326,101.81
0.00
0.00
0.00
%
0.0737
%
0.0000
BKY60
2
%
0.0715
356,058.64
0.00
0.00
0.00
%
0.0805
%
0.0000
F/C90+
2
%
0.0715
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
39
%
1.3948
Total:
2,796
442,571,415.39
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
113
19,518,211.08
0.00
0.00
0.00
4.0415%
4.4102%
0.0000%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.38%
2.42%
1.36%
1.51%
6
0.22%
1,354,074
0.31%
0.07%
0.08%
0.00%
0.00%
26-Sep-05
65
10,552,094
37
6,579,903
2
356,059
0
0
2,616
416,806,994
95.96%
95.67%
2.25%
2.41%
0.46%
0.60%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
63
10,877,357
13
2,719,220
0
0
0
0
2,720
437,037,744
97.28%
96.98%
1.26%
1.38%
0.04%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
36
6,384,780
1
27,811
0
0
0
0
2,816
455,655,813
98.70%
98.61%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
1.20%
1.84%
0.90%
1.43%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
4
809,056
3
628,789
0
0
0
0
325
42,630,536
97.89%
96.74%
0.90%
1.42%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
3
629,275
0
0
0
0
0
0
332
43,841,658
99.10%
98.58%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
0
0
0
0
0
0
0
0
338
45,105,867
100.00%
100.00%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
1.06%
1.07%
0.70%
0.58%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
3
154,348
2
83,592
0
0
0
0
279
14,249,168
98.24%
98.36%
1.72%
1.61%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
5
236,800
0
0
0
0
0
0
285
14,506,245
98.28%
98.39%
0.34%
0.70%
0.34%
0.19%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
1
105,500
1
27,811
0
0
0
0
293
14,890,749
99.32%
99.11%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 228 1st Lien
3.15%
3.01%
1.58%
1.49%
6
0.36%
1,354,074
0.45%
0.12%
0.12%
0.00%
0.00%
26-Sep-05
52
8,986,170
26
4,444,372
2
356,059
0
0
1,564
283,668,584
94.79%
94.93%
2.89%
2.93%
0.65%
0.73%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
49
9,074,672
11
2,277,570
0
0
0
0
1,635
298,526,752
96.46%
96.34%
1.61%
1.47%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
28
4,670,539
0
0
0
0
0
0
1,708
313,945,102
98.39%
98.53%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 327 1st Lien
1.30%
0.77%
1.30%
1.82%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
6
602,520
6
1,423,150
0
0
0
0
448
76,258,705
97.39%
97.41%
1.26%
1.15%
0.42%
0.54%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
6
936,610
2
441,650
0
0
0
0
468
80,163,089
98.32%
98.31%
1.45%
1.93%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
7
1,608,741
0
0
0
0
0
0
477
81,714,094
98.55%
98.07%

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
2
326,102
2
356,059
0
0
0.00%
0.00%
0.00%
0.00%
0.07%
0.08%
0.00%
0.00% 0.07%
0.07% 0.00%
0.00%
0.00%
0.00%
0.26%
0.26%
0
0
7
1,140,567
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
1
93,959
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.14%
0.13%
0
0
4
581,695
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
1
165,711
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.04% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.10%
0
0
3
461,273
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.30%
0.10%
0
0
1
42,486
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.30%
0.21%
0
0
1
96,846
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 228 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
2
326,102
2
356,059
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.12%
0.00%
0.00% 0.12%
0.11% 0.00%
0.00%
0.00%
0.00%
0.30%
0.34%
0
0
5
1,008,114
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
1
93,959
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
0.03% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.18%
0.16%
0
0
3
491,665
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
1
165,711
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
0.05% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.09%
0
0
1
274,334
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 327 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.22%
0.11%
0
0
1
89,967
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.11%
0
0
1
90,030
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.11%
0
0
1
90,093
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
26-Sep-05
2,726
93.48%
435,649,123
92.03%
2.50%
3.27%
0
0.00%
0
0.00%
347
7.53%
7.03%
70
14,714,996
0.00
0.00
0.00
0.00
25-Aug-05
2,796
95.88%
450,634,322
95.20%
2.00%
2.41%
0
0.00%
0
0.00%
348
7.53%
7.02%
57
11,134,757
0.00
0.00
0.00
0.00
25-Jul-05
2,853
97.84%
462,068,404
97.62%
2.16%
2.32%
0
0.00%
0
0.00%
349
7.53%
7.03%
63
10,995,755
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
26-Sep-05
332
11.39%
44,068,381
9.31%
0.90%
0.79%
0
0.00%
0
0.00%
334
7.49%
6.99%
3
352,913
0.00
0.00
0.00
0.00
25-Aug-05
335
11.49%
44,470,934
9.39%
0.89%
1.30%
0
0.00%
0
0.00%
335
7.49%
6.99%
3
588,109
0.00
0.00
0.00
0.00
25-Jul-05
338
11.59%
45,105,867
9.53%
1.17%
1.92%
0
0.00%
0
0.00%
336
7.50%
6.99%
4
882,929
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
26-Sep-05
284
9.74%
14,487,108
3.06%
2.07%
1.67%
0
0.00%
0
0.00%
202
10.34%
9.84%
6
246,706
0.00
0.00
0.00
0.00
25-Aug-05
290
9.95%
14,743,045
3.11%
1.69%
1.79%
0
0.00%
0
0.00%
203
10.35%
9.85%
5
268,524
0.00
0.00
0.00
0.00
25-Jul-05
295
10.12%
15,024,060
3.17%
1.99%
1.75%
0
0.00%
0
0.00%
204
10.35%
9.84%
6
268,187
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 228 1st Lien
26-Sep-05
1,650
56.58%
298,809,259
63.13%
2.65%
3.52%
0
0.00%
0
0.00%
354
7.46%
6.95%
45
10,898,662
0.00
0.00
0.00
0.00
25-Aug-05
1,695
58.13%
309,878,995
65.46%
2.36%
2.68%
0
0.00%
0
0.00%
355
7.45%
6.94%
41
8,536,975
0.00
0.00
0.00
0.00
25-Jul-05
1,736
59.53%
318,615,641
67.31%
2.36%
2.42%
0
0.00%
0
0.00%
356
7.46%
6.95%
42
7,902,973
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 327 1st Lien
26-Sep-05
460
15.78%
78,284,375
16.54%
3.36%
3.94%
0
0.00%
0
0.00%
353
7.33%
6.82%
16
3,216,716
0.00
0.00
0.00
0.00
25-Aug-05
476
16.32%
81,541,349
17.23%
1.65%
2.09%
0
0.00%
0
0.00%
354
7.33%
6.83%
8
1,741,149
0.00
0.00
0.00
0.00
25-Jul-05
484
16.60%
83,322,835
17.60%
2.22%
2.28%
0
0.00%
0
0.00%
355
7.34%
6.83%
11
1,941,665
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
25-Aug-05
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-HE6
ABN AMRO Acct: 722758.4
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Sep-2005 - 08:54 (W426 -W447) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..